UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
37th Floor
Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCSF	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 15, 2025, Bain Capital Specialty Finance, Inc. (the “Company”) reconvened its 2025 Annual Meeting of Stockholders (the “Second Reconvened Annual Meeting”) to vote on “Proposal 2 – Renew Authorization to Offer and Sell Shares of Common Stock Below Net Asset Value,” as described in the Company’s proxy statement filed on April 21, 2025. The 2025 Annual Meeting of Stockholders was initially held on May 22, 2025 and adjourned to June 12, 2025 and July 15, 2025. As of the record date, April 8, 2025, there were 64,868,506.64 outstanding shares of common stock entitled to vote at the Second Reconvened Annual Meeting, including 52,730,969 shares not held by affiliated persons of the Company. The final voting results on the proposal submitted to stockholders at the Second Reconvened Annual Meeting are set forth below.

Proposal 2:

At the Second Reconvened Annual Meeting, by the vote shown below, the stockholders did not renew the Company’s authorization, with approval from the Company’s Board of Directors, to sell shares of the Company’s common stock at a price below the then-current net asset value per share, subject to certain limitations. The approval of the proposal requires the affirmative vote of each of (1) a majority of the outstanding shares of the Company’s common stock and (2) a majority of the outstanding shares of the Company’s common stock that are not held by affiliated persons of the Company. With respect to the vote of the outstanding shares of the Company’s common stock, the voting results are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,442,310	4,671,682	506,763	Not Applicable

With respect to the vote of the outstanding shares of the Company’s common stock held by the Company’s non-affiliated stockholders, the voting results are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,304,772	4,671,682	506,763	Not Applicable

Accordingly, (1) a majority of the outstanding shares of the Company’s common stock have approved the proposal, but (2) a majority of the outstanding shares of the Company’s common stock that are not held by affiliated persons of the Company did not approve the proposal. Accordingly, Proposal 2 has not met the required vote for approval by stockholders.

For purposes of this proposal, the Investment Company Act of 1940, as amended, defines a “majority of the outstanding shares” as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: July 16, 2025	By:	/s/ Adriana Rojas Garzón
	Name:	Adriana Rojas Garzón
	Title:	Vice President